UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2017

JDD
Nuveen Diversified Dividend and Income Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, progress on the rest of the White House’s pro-growth fiscal agenda, including tax reform and large infrastructure projects, is expected to be delayed. Economic growth projections, in turn, have been lowered, and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.

The remainder of the year could bring challenges to this benign macro environment. The debt ceiling looms, with a vote needed from Congress to raise or suspend the nation’s borrowing limit before the Treasury is unable to pay its bills in full or on time (likely in early October). The mechanics of the U.K.’s separation from the European Union remain to be seen, as “Brexit” negotiations develop. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD invests approximately equal proportions of its managed assets across four complementary strategies, each managed by a separate, specialized sub-adviser.

NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC (Nuveen) is the sub-adviser for the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. James T. Stephenson, CFA, and Thomas J. Ray, CFA serve as the Fund’s portfolio management team.

The real estate securities strategy portion of the Fund consisting of a portfolio focused on dividend-paying common Real Estate Investment Trusts (REITs) is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell lead the management team.

Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, is the sub-adviser for the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. The Symphony team is led by Gunther Stein, Chief Investment Officer and Chief Executive Officer.

Wellington Management Company LLP (Wellington Management) is the sub-adviser for the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. James W. Valone, CFA, heads the management team.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management review their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2017.

What were the key strategies used to manage the Fund during this six-month reporting period ended June 30, 2017?

The Fund’s investment objectives are high current income and total return, while utilizing equity and debt strategies focused on providing current income, total return potential and reducing U.S. interest rate sensitivity. In its efforts to achieve these objectives, the Fund is managed by specialists in several non-traditional asset classes and invests primarily in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives or circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

For the dividend paying equity portion of the Fund’s portfolio, NWQ continued to focus on obtaining an attractive total return with a dividend yield at least 100 bps above the MSCI World Index. NWQ employs a value based approach from their bottom up analysis. They look for attractive absolute valuation, positive risk/reward with downside protection characteristics and catalysts that can drive a positive revaluation of companies. They believe improved capital allocation policies and the return of capital to shareholders can be a positive catalyst in two significant ways. Higher dividends add to the total return of a company and the discipline shown in rewarding shareholders can lead to a higher valuation. NWQ has seen many companies significantly increase their shareholder remuneration through share repurchases and higher dividends.

In managing the real estate portion of the Fund’s portfolio, Security Capital seeks to maintain property type and geographic diversification in selecting common equity securities, while taking into account important company-specific influences, including, cash flow generating potential, property location quality, balance sheet flexibility and the management team to name only a few. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that they believe will be best positioned to generate sustainable net income and potential price appreciation over the long-run. Across all real estate sectors, Security Capital favored companies with properties located in the strongest infill markets. These “high barrier to entry” markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan (loan) asset class. The Fund’s capital remained invested in issuers with strong credit profiles among noninvestment grade debt while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

The emerging market debt portion of the Fund, which is managed by Wellington Management, invests in a diversified portfolio of emerging markets fixed income instruments through the combination of comprehensive top-down quantitative and macroeconomic analysis and detailed bottom-up sovereign credit research.

How did the Fund perform during this six-month reporting period ended June 30, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended June 30, 2017. The Fund’s total returns on net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ended June 30, 2017, JDD underperformed the S&P 500® Index, but outperformed its comparative Blended Index.

NWQ

The dividend paying equity portion of the Fund’s portfolio, managed by NWQ, contributed to the Fund’s outperformance versus its blended benchmark. Positive stock selection in the financial services and information technology sectors, as well as lower exposure to the weak energy sector, contributed to performance. This was partially offset by weakness in the consumer discretionary, health care and consumer staples sectors. Geographically, the Fund’s investments in Germany, the Netherlands and Australia helped performance, while investments in the U.S., Switzerland and Israel detracted.

Individual holdings that positively contributed to performance included information technology holding Oracle Corporation. The enterprise software provider appreciated as its earnings showed an acceleration in cloud and database revenue growth. Also positively contributing to performance was utilities holding Veolia Environment S.A., which reported solid second quarter earnings. NWQ’s thesis for Veolia hinges on improving free-cash-flow through cost-cutting and the shedding of unprofitable contracts, and the company should benefit from a liberalization of the French

6	NUVEEN

economy that may allow them to cut headcount at a faster rate. Finally, Dutch multi-national banking and financial services firm, ING Groep N.V., appreciated given results of the European elections and the improving economy. NWQ believes ING will be one of the better performing names among its peers.

Positions that detracted from performance include consumer discretionary holding National CineMedia, Inc, which declined after reporting weaker than expected first quarter earnings and significantly reduced annual guidance due to lower theater advertising spend expectations. NWQ views National CineMedia as a company in transition from a legacy, local-centric advertising platform, to a more interactive millennial-focused national platform. Although this transition may take longer than expected as the company is facing cyclical advertising weakness, NWQ views National CineMedia as one of the few ways to target a hard-to-reach demographic. NWQ also believes that due to its relationship with exhibitors, National CineMedia’s dividend is sustainable. Telecommunication services holding Frontier Communications Corporation also detracted from performance. The company recently acquired assets from Verizon in California, Texas and Florida and the integration has gone worse than expected. NWQ eliminated the position during the reporting period. Lastly, materials sector holding CVR Partners LP detracted from performance. CVR is a Master Limited Partnership that formed to own, operate and grow its nitrogen fertilizer business. Though there was a rebound in ammonia pricing, this rally was short-lived due to ramping competitive capacity and a delayed planting season that allowed more product to make its way into the Midwest in time for application. NWQ expects ammonia pricing to remain near trough levels for the remainder of the year before rebounding in 2018 and beyond.

The Fund wrote call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. During the period this had a negligible effect on performance.

Security Capital

The real estate portion of the Fund managed by Security Capital detracted from the Fund’s performance. During the reporting period, there were distinctive performance differences by major property type with underlying themes and influences reflecting company-specific factors, earlier period performance differentials, as well as shifting investor expectations, all influenced by macro-economic trends. In this context, performance leaders by major property type were industrial, office and hotel companies. For the industrial sector, strong performance was driven by both the traditional industrial warehouse companies as well as the data center companies included in the segment. While escalating warehouse construction levels in key distribution markets has been a concern for investors, rent and occupancy levels are benefitting from strong user demand, driven in part by the rapidly expanding supply-chain requirements of on-line retail fulfillment. The significant and growing data center component grouped within the industrial segment has seen returns energized by strong user demand, attractive development yields, earnings accretive merger and acquisition activity and asset acquisitions.

During the reporting period, the Fund’s benchmark-relative performance was constrained by overweight positions in the underperforming strip shopping center, regional malls and self-storage sectors. For both the shopping center and regional mall companies, investors are keenly focused and cautious on a shifting retailing landscape in the context of accelerating online sales and the associated shifts in strategy by retailers. Macy’s announcement last year of its strategy to close a large number of stores to rebalance its physical footprint with online initiatives was viewed by investors as a broader trend likely foreshadowing similar moves by other large retailers, particularly department stores struggling for identity. A number of major retailers have outlined similar strategies and initiatives to rationalize their real estate footprint, all against a backdrop of weaker year-over-year performance and elevated bankruptcies. Finally, self-storage companies continue to exhibit healthy property operations, but investors are wary as growth rates have tapered off their peaks and signs of elevated new construction are evident.

Changes in the 10-year treasury rate have affected real estate investment trust (REIT) pricing, both negatively and positively, as rates have moved between 1.5% and 2.5% over the last few years. Despite the pricing volatility in REITs, investors have earned relatively attractive annual rates of return, ranging from 5% – 8%, during this reporting period.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Other fundamental factors affecting REITs, such as the increase in new supply, macro-economic uncertainties and government policy changes also play a role in REIT potential returns, which may collectively be more important to consider, rather than the current investor focus on the rise and fall of interest rates. Importantly, Security Capital notes that cash flow growth, though decelerating from the recent historically robust levels, remains the norm for most of the property types that make up a diversified REIT portfolio. The combination of this growth, while investors earn substantial dividends, suggests REIT investment returns may remain attractive, even if interest rates follow a measured upward bias over the next three years.

Symphony

The senior loan sleeve managed by Symphony positively contributed to the Fund’s performance during the reporting period. All sectors positively contributed to performance, with the exception of the energy sector which detracted from performance. In particular, the consumer discretionary, information technology and health care sectors were the strongest performers for the reporting period.

The Fund’s position in consumer discretionary holdings, Cumulus Media, Inc. and Seaworld Parks and Entertainment, Inc. contributed to performance. During the reporting period, the large broadcasting company reported it has taken steps to block possible takeover attempts. Cumulus board adopted a rights agreement designed to protect the Company’s substantial net operating loss carryforwards in order to preserve the Company’s long-term value and maintain the integrity of the Company’s ongoing restructuring process. The loans appreciated on the news. Also positively contributing were the loans of Seaworld Parks and Entertainment, Inc. The loans contributed nicely to returns as a proposed $400 million five year term loan B-4 and $400 million seven year term loan B-5 were announced during the period. The proceeds of the proposed term loan B-4 and B-5 would refinance approximately $544 million of the $1.328 billion term loan B-2 and all of the $246 million term loan B-3 as well as pay transaction expenses. The transaction is expected to increase debt by $10 million and extend out a portion of its debt schedule to 2022 and 2024 from 2020. Additionally, performance was benefited by the loan of health care holding Community Health Systems, Inc. During the reporting period, the company announced the sale of several of its hospitals in an ongoing effort to reduce its debt. The loans appreciated on the news.

The specific loans that detracted from performance included positions in industrial sector holding Harvey Gulf International Marine, LLC. The company provides service vessels to support offshore drilling and production operations predominantly in the U.S. Gulf of Mexico. During the reporting period, the loans were downgraded, a reflection of its escalating financial leverage and weak liquidity. Also detracting from performance was the Fund’s consumer discretionary holding, Petco Animal Supplies, Inc. The loans of the specialty retailer of pet food, supplies, and services sold off during the period, as the company continues to consolidate stores in the wake of lagging sales as it repositions its business to better compete with online retailers. Lastly, energy sector holding Fieldwood Energy LLC detracted from performance. Energy-related companies continue to be pressured by sagging energy and commodity prices. Oil prices fell below $43 per barrel despite an announcement by the Organization of the Petroleum Exporting Countries (OPEC) to extend its production cut through March 2018.

Wellington Management

In the emerging markets debt portion of the portfolio managed by Wellington Management, security selection and country allocation drove positive results, with local rates positioning also contributing. In contrast, emerging markets currency positioning modestly weighed on performance, and developed market duration detracted from results.

During the reporting period, at the country level, an overweight country allocation to the Dominican Republic, along with an overweight country allocation to Brazil, aided performance while underweight country allocations to both Peru and Colombia also contributed to results. In addition, overweight exposure to short- and mid-dated external sovereign debt in Argentina, along with an allocation to Argentinian external quasi-sovereign debt, proved favorable, as well as an

8	NUVEEN

overweight exposure to external quasi-sovereign debt in Brazil and an underweight exposure to long-dated external sovereign debt in Colombia also aided performance. Allocations to local rates in both Brazil and Peru contributed to results as well. In contrast, an underweight country allocation to Costa Rica earlier in the reporting period, along with an underweight country allocation to Zambia for most of the reporting period, proved unfavorable to performance and an out-of-index allocation to Israel also weighed on results. Additionally, a lack of exposure to external quasi-sovereign debt and an underweight exposure to short- and select long-dated external sovereign debt in Costa Rica, overweight exposure to select external quasi-sovereign debt and to long-dated external sovereign debt in Mexico, and an allocation to euro-denominated sovereign debt in Romania detracted from performance.

Wellington used currency forward contracts, buying currencies they expected to appreciate and selling currencies they expected to depreciate; currency forwards were also used to hedge currency exposure to some local currency denominated emerging markets debt holdings. In aggregate, emerging markets currency positioning slightly detracted from overall performance during the reporting period.

The Fund also used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage yield curve exposure. These positions had a negative impact on performance.

NUVEEN	9

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its comparative benchmark was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts impact on performance was negative during this reporting period.

As of June 30, 2017, the Fund’s percentages of leverage are as shown in the accompanying table.

JDD
Effective Leverage*	30.95%
Regulatory Leverage*	30.95%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time, borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2017	Draws	Paydowns	June 30, 2017	Average Balance Outstanding	Draws	Paydowns	August 25, 2017
$112,400,000	$500,000	$ —	$112,900,000	$112,402,762	$ —	$ —	$112,900,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

10	NUVEEN

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31,
2017, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of May 31,
2017

	Per Share Distributions						Annualized Total Return on NAV
Inception Date	Quarterly	Monthly Equivalent	Monthly Net Investment Income[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	1-Year	5-Year	YTD	YTD Distribution Rate on NAV[4]
9/2003	$0.2700	$0.0900	$0.0521	$0.0697	$1.6465	8.39%	9.45%	10.44%	4.81%	4.19%

[1]	Net investment income is expressed as a monthly amount using a six-month average. Approximately 25% of net investment income represents net REIT cash flow which may consist of income, capital gains and/or a return of capital.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

NUVEEN	11

Common Share Information (continued)

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 20171

	Current Quarter			Calendar YTD
	Estimated Source of Distribution			Estimated Per Share Amounts
Per Share Distribution	Net Investment Income[2]	Realized Gains	Return of Capital[3]	Distributions[4]	Net Investment Income[2]	Realized Gains	Return of Capital[3]
$0.2700	52.5%	12.9%	34.6%	$0.5400	$0.2836	$0.0697	$0.1867

[1]	The Fund owns REIT securities which attribute their distributions to various sources, including net investment income, realized gains and return of capital. The estimates above are based on prior year attributions percentages, which can be expected to differ, at least slightly, from the actual final attributions for the current year.
[2]	Net investment income is a projection through the end of the current quarter based on the most recent month-end data.
[3]	Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.
[4]	Includes the most recent quarterly distribution declaration.

COMMON SHARE REPURCHASES

During August 2017 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JDD
Common shares cumulatively repurchased and retired	465,000
Common shares authorized for repurchase	1,975,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2017, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JDD
Common share NAV	$12.76
Common share price	$12.72
Premium/(Discount) to NAV	(0.31)%
6-month average premium/(discount) to NAV	(5.10)%

12	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Diversified Dividend and Income Fund (JDD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JDD.

NUVEEN	13

JDD

Nuveen Diversified Dividend and Income Fund

Performance Overview and Holding Summaries as of June 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JDD at Common Share NAV	6.04%	9.03%	9.67%	4.94%
JDD at Common Share Price	18.95%	18.98%	11.83%	5.98%
Blended Index (Comparative Benchmark)	5.32%	7.63%	8.15%	6.78%
S&P 500® Index	9.34%	17.90%	14.63%	7.18%

Average Annual Total Returns as of June 30, 20171 (including retained gain tax credit/refund)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JDD at Common Share NAV	6.04%	9.03%	9.67%	5.03%
JDD at Common Share Price	18.95%	18.98%	11.83%	6.06%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	34.3%
REIT Common Stocks	37.2%
Convertible Preferred Securities	1.2%
$25 Par (or similar) Retail Preferred	0.4%
$1,000 Par (or similar) Institutional Preferred	0.5%
Variable Rate Senior Loan Interests	32.6%
Corporate Bonds	0.0%
Emerging Market Debt and Foreign Corporate Bonds	36.4%
Repurchase Agreements	1.9%
Investment Companies	1.9%
Other Assets Less Liabilities	(1.6)%
Net Assets Plus Borrowings	144.8%
Borrowings	(44.8)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AA	1.5%
A	4.3%
BBB	29.0%
BB or Lower	63.2%
N/R (not rated)	2.0%
Total	100%

Portfolio Composition

(% of total investments)

REIT Common Stocks	25.4%
Emerging Market Debt and Foreign Corporate Bonds	24.9%
Banks	4.6%
Software	3.1%
Media	2.7%
Diversified Telecommunication Services	2.7%
Insurance	2.7%
Pharmaceuticals	2.6%
Semiconductors & Semiconductor Equipment	1.6%
Capital Markets	1.5%
Food Products	1.5%
Chemicals	1.5%
Health Care Providers & Services	1.3%
Hotels, Restaurants & Leisure	1.2%
Food & Staples Retailing	1.1%
Repurchase Agreements	1.3%
Investment Companies	1.3%
Other	19.0%
Total	100%

REIT Common Stocks

Top Five Industries

(% of total investments)

Retail	8.4%
Specialized	7.4%
Residential	6.4%
Office	4.2%
Health Care	4.2%

Country Allocation2

(% of total investments)

United States	56.1%
United Kingdom	3.8%
Germany	2.8%
Hungary	1.9%
Japan	1.9%
Netherlands	1.7%
Mexico	1.6%
Argentina	1.5%
Ireland	1.2%
Russia	1.2%
Dominican Republic	1.2%
France	1.1%
Indonesia	1.1%
China	1.1%
Turkey	1.0%
Switzerland	1.0%
Other	19.8%
Total	100%

1	The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007 and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2016.
2	Includes 26.2% (as a percentage of net assets) in emerging market countries.
REIT	Real Estate Investment Trust

NUVEEN	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 6, 2017 for JDD; at this meeting the shareholders were asked to elect Board Members.

JDD
Common Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	17,134,339
Withhold	527,407
Total	17,661,746
David J. Kundert
For	17,041,984
Withhold	619,762
Total	17,661,746
John K. Nelson
For	17,121,336
Withhold	540,410
Total	17,661,746
Terence J. Toth
For	17,130,748
Withhold	530,998
Total	17,661,746

16	NUVEEN

JDD

Nuveen Diversified Dividend and Income Fund
Portfolio of Investments	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 142.6% (97.4% of Total Investments)

	COMMON STOCKS – 34.3% (23.4% of Total Investments)

	Air Freight & Logistics – 1.1%

70,500	Deutsche Post AG, (2)	$2,646,446

	Automobiles – 0.5%

18,900	Daimler AG, (2)	1,370,791

	Banks – 6.5%

540,000	Allied Irish Banks	3,052,966
5,500,000	Bank of Ireland, (2), (3)	1,445,862
47,000	CIT Group Inc.	2,288,900
45,500	Citigroup Inc.	3,043,040
130,000	ING Groep N.V	2,260,700
19,100	JPMorgan Chase & Co.	1,745,740
744,700	Unicaja Banco SA, 144A, (3)	995,154
43,500	The Bank of NT Butterfield and Son Limited	1,483,350
	Total Banks	16,315,712

	Building Products – 0.6%

32,500	Johnson Controls International PLC	1,409,200

	Capital Markets – 2.1%

74,000	Ares Capital Corporation, (4)	1,212,120
14,300	Aurelius AG, (2)	768,509
138,000	Deutsche Boerse AG, (2)	1,455,900
102,500	UBS Group AG, (2)	1,743,103
	Total Capital Markets	5,179,632

	Chemicals – 1.5%

133,000	CVR Partners LP	464,170
53,400	Dow Chemical Company	3,367,938
	Total Chemicals	3,832,108

	Communications Equipment – 0.4%

35,300	Cisco Systems, Inc.	1,104,890

	Diversified Financial Services – 0.6%

142,000	Challenger Limited, (2)	1,456,278

	Diversified Telecommunication Services – 1.5%

55,500	Nippon Telegraph and Telephone Corporation, ADR	2,615,160
90,600	Telefonica Brasil SA	1,227,909
	Total Diversified Telecommunication Services	3,843,069

	Electrical Equipment – 0.4%

14,300	Eaton PLC	1,112,969

	Food & Staples Retailing – 0.5%

16,800	CVS Health Corporation	1,351,728

	Food Products – 0.8%

192,400	Orkla ASA, (2)	1,960,556

	Health Care Providers & Services – 0.0%

6,594	Millennium Health LLC, (3)	9,891

NUVEEN	17

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Shares	Description (1)	Value

	Household Durables – 0.7%

98,000	Sekisui House, Ltd., (2)	$1,732,012

	Industrial Conglomerates – 1.3%

29,700	General Electric Company, (4)	802,197
39,800	Philips Electronics	1,425,636
7,800	Siemens AG, Sponsored ADR, (2)	1,072,921
	Total Industrial Conglomerates	3,300,754

	Insurance – 3.9%

45,500	Ageas, (2)	1,832,337
8,600	Allianz AG ORD Shares, (2)	1,697,141
24,500	CNA Financial Corporation	1,194,375
41,000	NN Group NV, (2)	1,454,804
10,500	RenaissanceRe Holdings, Limited	1,460,025
46,500	Unum Group	2,168,295
	Total Insurance	9,806,977

	Media – 0.7%

478,668	Hibu PLC, (3), (5)	—
2,099	Metro-Goldwyn-Mayer, (3)	199,756
60,200	National CineMedia, Inc.	446,684
3,185	Tribune Media Company, (5)	—
34,500	Viacom Inc., Class B	1,158,165
	Total Media	1,804,605

	Multi-Utilities – 1.2%

146,000	Veolia Environment S.A., ADR, (2)	3,088,858

	Oil, Gas & Consumable Fuels – 0.9%

11,300	Chevron Corporation	1,178,929
9	Southcross Holdings Borrower LP, (3)	5,154
23,000	Total SA, Sponsored ADR	1,140,570
	Total Oil, Gas & Consumable Fuels	2,324,653

	Pharmaceuticals – 3.0%

34,800	AstraZeneca PLC	1,186,332
80,000	GlaxoSmithKline PLC	3,449,600
48,000	Roche Holdings AG, Sponsored ADR, (2)	1,526,400
29,530	Takeda Chemical Industries, (2)	1,499,207
	Total Pharmaceuticals	7,661,539

	Real Estate Management & Development – 0.4%

562,900	Sino Land Company Limited, (2)	922,246

	Road & Rail – 0.6%

12,700	Union Pacific Corporation	1,383,157

	Semiconductors & Semiconductor Equipment – 1.2%

112,800	Cypress Semiconductor Corporation	1,539,720
67,000	Infineon Technologies AG, (2)	1,423,117
	Total Semiconductors & Semiconductor Equipment	2,962,837

	Software – 2.4%

27,700	Microsoft Corporation	1,909,361
81,200	Oracle Corporation	4,071,368
	Total Software	5,980,729

	Specialty Retail – 0.4%

246,000	Kingfisher plc, (2)	963,560

18	NUVEEN

Shares	Description (1)	Value

	Tobacco – 1.1%

59,600	Imperial Brands PLC, (2)	$2,726,104
	Total Common Stocks (cost $72,844,632)	86,251,301

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST (REIT) COMMON STOCKS – 37.2% (25.4% of Total Investments)

	Diversified – 1.0%

58,850	Liberty Property Trust	$2,395,783

	Health Care – 4.2%

129,825	Health Care Property Investors Inc.	4,149,207
62,860	Senior Housing Properties Trust	1,284,858
21,325	Ventas Inc.	1,481,661
49,115	Welltower Inc.	3,676,258
	Total Health Care	10,591,984

	Hotels, Restaurants & Leisure – 1.8%

119,017	Host Hotels & Resorts Inc.	2,174,441
27,775	LaSalle Hotel Properties	827,695
20,306	Park Hotels & Resorts, Inc.	547,450
30,275	Pebblebrook Hotel Trust	976,066
	Total Hotels, Restaurants & Leisure	4,525,652

	Industrial – 2.2%

94,298	Prologis Inc.	5,529,635

	Mortgage – 0.7%

118,300	Colony Northstar, Inc.	1,666,847

	Office – 4.2%

20,350	Alexandria Real Estate Equities Inc.	2,451,565
10,475	Boston Properties, Inc.	1,288,634
54,750	Douglas Emmett Inc.	2,091,998
58,300	Hudson Pacific Properties Inc.	1,993,277
30,575	Vornado Realty Trust	2,870,993
	Total Office	10,696,467

	Oil, Gas & Storage – 0.9%

85,100	Enterprise Products Partnership LP	2,304,508

	Residential – 6.4%

90,200	American Homes 4 Rents, Class A	2,035,814
50,075	Apartment Investment & Management Company, Class A	2,151,723
21,150	AvalonBay Communities, Inc.	4,064,395
58,350	Equity Residential	3,841,181
7,625	Essex Property Trust Inc.	1,961,684
52,750	UDR Inc.	2,055,667
	Total Residential	16,110,464

	Retail – 8.4%

167,150	Developers Diversified Realty Corporation	1,516,050
7,875	Federal Realty Investment Trust	995,321
58,550	Kimco Realty Corporation	1,074,392
65,625	Kite Realty Group Trust	1,242,281
62,866	Macerich Company	3,650,000
26,375	Regency Centers Corporation	1,652,130
42,560	Simon Property Group, Inc.	6,884,506
19,875	Taubman Centers Inc.	1,183,556
99,025	Weingarten Realty Trust	2,980,652
	Total Retail	21,178,888

NUVEEN	19

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Shares	Description (1)				Value

	Specialized – 7.4%

16,400	Coresite Realty Corporation				$1,697,892
67,825	CubeSmart				1,630,513
18,650	CyrusOne Inc.				1,039,737
11,125	Digital Realty Trust Inc.				1,256,569
9,000	Equinix Inc.				3,862,440
29,725	Extra Space Storage Inc.				2,318,550
48,650	Life Storage, Inc.				3,604,965
16,024	Public Storage, Inc.				3,341,485
	Total Specialized				18,752,151
	Total Real Estate Investment Trust (REIT) Common Stocks (cost $74,912,958)				93,752,379

Shares	Description (1)	Coupon		Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.2% (0.8% of Total Investments)

	Electric Utilities – 0.7%

36,000	Great Plains Energy Inc.	7.000%		N/R	$1,909,440

	Pharmaceuticals – 0.5%

2,020	Teva Pharmaceutical Industries Limited, (2)	7.000%		N/R	1,191,598
	Total Convertible Preferred Securities (cost $3,650,776)				3,101,038

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.4% (0.3% of Total Investments)

	Consumer Finance – 0.4%

36,300	GMAC Capital Trust I	5.785%		B+	$951,060
	Total $25 Par (or similar) Preferred Securities (cost $908,049)				951,060

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.5% (0.3% of Total Investments)

	Banks – 0.2%

$530	Citigroup Inc.	5.950%	N/A (7)	BB+	$557,676

	Food Products – 0.3%

630	Land O’ Lakes Incorporated, 144A	8.000%	N/A (7)	BB	691,425
$1,160	Total $1,000 Par (or similar) Institutional Preferred (cost $1,151,679)				1,249,101

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 32.6% (22.3% of Total Investments) (8)

	Aerospace & Defense – 0.6%

$995	Leidos Holdings, Inc., Term Loan B	3.500%	8/16/23	BBB–	$1,001,716
495	Transdigm, Inc., Extend Term Loan F	4.226%	6/07/23	Ba2	494,775
1,490	Total Aerospace & Defense				1,496,491

	Airlines – 1.2%

480	American Airlines, Inc., Replacement Term Loan	3.220%	6/27/20	BB+	480,408
1,980	American Airlines, Inc., Term Loan B	3.724%	4/28/23	BB+	1,983,990
477	Delta Air Lines, Inc., Term Loan B1	3.617%	10/18/18	Baa2	480,076
2,937	Total Airlines				2,944,474

20	NUVEEN

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

	Automobiles – 0.7%

$576	Chrysler Group LLC, Term Loan	3.160%	12/31/18	BBB–	$581,221
1,114	Formula One Group, Term Loan B	4.504%	2/01/24	B	1,115,724
1,690	Total Automobiles				1,696,945

	Building Products – 0.4%

995	Quikrete Holdings, Inc., Term Loan B	3.976%	11/15/23	BB–	993,910

	Capital Markets – 0.2%

500	RPI Finance Trust, Term Loan B6	3.296%	3/27/23	Baa2	502,422

	Chemicals – 0.6%

670	Axalta Coating Systems, Term Loan, First Lien	3.300%	6/30/24	BBB–	672,872
199	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB+	201,614
773	Univar, Inc., Term Loan B	3.976%	7/01/22	BB	774,889
1,642	Total Chemicals				1,649,375

	Commercial Services & Supplies – 0.7%

739	ADS Waste Holdings, Inc., Term Loan B, First Lien	3.939%	11/10/23	BB	742,412
990	West Corporation, Refinanced Term Loan B12	3.751%	6/17/23	BB	991,672
1,729	Total Commercial Services & Supplies				1,734,084

	Communications Equipment – 0.1%

238	CommScope, Inc., Term Loan B	3.296%	12/29/22	Baa3	238,758

	Consumer Finance – 0.5%

447	First Data Corporation, Term Loan B	3.716%	4/26/24	BB+	447,398
916	First Data Corporation, Term Loan, First Lien	3.466%	7/10/22	BB+	915,692
1,363	Total Consumer Finance				1,363,090

	Containers & Packaging – 0.7%

383	Berry Plastics Holding Corporation, Term Loan I	3.681%	10/01/22	BB	384,109
1,267	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.226%	2/05/23	B+	1,270,084
1,650	Total Containers & Packaging				1,654,193

	Diversified Consumer Services – 0.4%

1,079	Hilton Hotels Corporation, Term Loan B2	3.216%	10/25/23	BBB–	1,083,711

	Diversified Financial Services – 0.5%

741	MGM Growth Properties, Term Loan B	3.476%	4/25/23	BB+	742,802
414	Veritas US, Inc., Term Loan B1	5.796%	1/01/23	B+	414,889
1,155	Total Diversified Financial Services				1,157,691

	Diversified Telecommunication Services – 2.4%

1,000	CenturyLink, Inc., Term Loan B	1.375%	1/15/25	BBB–	990,070
1,000	Frontier Communications Corporation, Term Loan B	4.910%	6/01/24	BB+	987,270
497	Greeneden U.S. Holdings II LLC, Term Loan B	5.296%	12/01/23	B–	497,500
1,022	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	4.000%	6/30/19	B1	1,014,759
245	Level 3 Financing, Inc., Tranche B, Term Loan	3.466%	2/22/24	BBB–	245,510
970	SBA Communication, Incremental Tranche B1, Term Loan	3.480%	3/24/21	BB	973,337
264	WideOpenWest Finance LLC, Term Loan B	4.476%	8/01/23	B1	264,364
1,000	Ziggo B.V., Term Loan E	3.659%	4/15/25	BB+	998,070
5,998	Total Diversified Telecommunication Services				5,970,880

	Electric Utilities – 0.6%

582	Energy Future Intermediate Holding Company, DIP Term Loan, (WI/DD)	TBD	TBD	BB	584,367
810	Vistra Operations Co., Term Loan B	3.976%	8/04/23	BB+	804,142
186	Vistra Operations Co., Term Loan C	3.795%	8/04/23	BB+	184,322
1,578	Total Electric Utilities				1,572,831

NUVEEN	21

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

	Electronic Equipment, Instruments & Components – 0.3%

$721	Zebra Technologies Corporation Refinancing Term Loan B, First Lien	3.723%	10/27/21	BB+	$724,382

	Energy Equipment & Services – 0.0%

149	Ocean Rigs, Inc., Term Loan B1, (10)	0.000%	3/31/21	Ca	96,474

	Equity Real Estate Investment Trusts – 0.5%

542	Communications Sales & Leasing, Inc., Shortfall Term Loan	6.250%	10/24/22	BB–	543,352
850	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.976%	12/18/20	Caa1	773,718
1,392	Total Equity Real Estate Investment Trusts				1,317,070

	Food & Staples Retailing – 1.0%

1,601	Albertson’s LLC, Term Loan B4	3.976%	8/25/21	BB	1,583,120
1,000	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	5.105%	6/21/21	BB	1,005,625
2,601	Total Food & Staples Retailing				2,588,745

	Food Products – 1.1%

573	Jacobs Douwe Egberts, Term Loan B	3.438%	7/02/22	BB	576,570
2,317	US Foods, Inc., New Term Loan B	3.980%	6/27/23	BB	2,329,378
2,890	Total Food Products				2,905,948

	Health Care Equipment & Supplies – 0.4%

444	Acelity, Term Loan B	4.546%	2/02/24	B1	442,897
124	Alere, Inc., Term Loan B	4.480%	6/20/22	BB–	124,579
402	ConvaTec, Inc., Term Loan B	3.796%	10/25/23	BB	403,857
970	Total Health Care Equipment & Supplies				971,333

	Health Care Providers & Services – 1.9%

975	Acadia Healthcare, Inc., Term Loan B1	3.971%	5/11/22	Ba2	983,531
349	Community Health Systems, Inc., Term Loan G	3.952%	12/31/19	BB–	348,742
457	Community Health Systems, Inc., Term Loan H	4.202%	1/27/21	BB–	457,141
806	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.976%	6/24/21	BBB–	808,386
844	Envision Healthcare Corporation, Term Loan B, First Lien, (DD1)	4.300%	12/01/23	BB–	849,463
56	HCA, Inc., Term Loan B9	3.226%	3/18/23	BBB–	56,585
1,002	HCA, Inc., Tranche B8, Term Loan	3.476%	2/15/24	BBB–	1,008,128
331	Millennium Laboratories, Inc., Term Loan B, First Lien	7.726%	12/21/20	CCC+	201,361
4,820	Total Health Care Providers & Services				4,713,337

	Health Care Technology – 0.4%

997	Emdeon, Inc., Term Loan	3.976%	3/01/24	Ba3	998,882

	Hotels, Restaurants & Leisure – 1.8%

1,778	Burger King Corporation, Term Loan B3	3.504%	2/16/24	Ba3	1,775,657
500	Caesars Entertainment Operating Company, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB	499,062
1,794	Seaworld Parks and Entertainment, Inc., Term Loan B5	4.296%	4/01/24	BB–	1,793,810
496	YUM Brands, New Term Loan B	3.209%	6/16/23	BBB–	498,800
4,568	Total Hotels, Restaurants & Leisure				4,567,329

	Household Products – 0.6%

544	Revlon Consumer Products Corporation, Term Loan B, First Lien	4.726%	11/16/20	Ba3	508,686
636	Serta Simmons Holdings LLC, Term Loan, First Lien	4.586%	11/08/23	B1	636,086
344	Spectrum Brands, Inc, Refinanced Term Loan	3.174%	6/23/22	BBB–	345,816
1,524	Total Household Products				1,490,588

	Independent Power & Renewable Electricity Producers – 0.1%

148	Dynegy, Inc., Tranche Term Loan C1	4.476%	2/07/24	BB	148,076

22	NUVEEN

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

	Industrial Conglomerates – 0.2%

$451	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	5.491%	6/16/24	B	$451,295

	Internet and Direct Marketing Retail – 0.4%

954	Travelport LLC, Term C Loan	4.432%	9/02/21	B+	956,975

	Internet Software & Services – 0.4%

495	Ancestry.com Inc., Term Loan, First Lien	4.340%	10/19/23	B1	498,195
499	Rackspace Hosting, Inc., Term Loan B	4.172%	11/03/23	Ba2	499,723
994	Total Internet Software & Services				997,918

	IT Services – 0.8%

391	Gartner, Inc., Term Loan A	3.226%	3/21/22	Ba1	393,402
249	Gartner, Inc., Term Loan B	3.226%	4/05/24	BB+	250,466
500	Tempo Acquisition LLC, Term Loan B	4.060%	5/01/24	B1	501,757
476	Vantiv, Inc., Term Loan B	3.659%	10/06/23	BBB–	480,492
496	WEX, Inc., Term Loan B	3.976%	7/01/23	Ba3	499,560
2,112	Total IT Services				2,125,677

	Leisure Products – 0.5%

1,034	24 Hour Fitness Worldwide, Inc., Term Loan B	5.046%	5/28/21	Ba3	1,029,671
194	Academy, Ltd., Term Loan B	5.197%	7/01/22	B2	151,425
1,228	Total Leisure Products				1,181,096

	Life Sciences Tools & Services – 0.1%

390	Inventiv Health, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB+	390,865

	Machinery – 0.3%

290	Gates Global LLC, Initial Dollar Term Loan B1	4.546%	4/01/24	B+	290,258
410	Rexnord LLC, Term Loan B, First Lien	3.971%	8/21/23	BB–	410,428
700	Total Machinery				700,686

	Media – 3.3%

994	Cequel Communications LLC, Term Loan B	3.466%	7/28/25	BB–	986,659
960	Charter Communications Operating Holdings LLC, Term Loan E	3.230%	7/01/20	BBB–	963,902
92	Clear Channel Communications, Inc., Term Loan E	8.726%	7/30/19	Caa1	75,701
748	Clear Channel Communications, Inc., Tranche D, Term Loan	7.976%	1/30/19	Caa1	613,684
1,130	Cumulus Media, Inc., Term Loan B	4.480%	12/23/20	Caa1	917,861
386	Emerald Expositions Holdings, Inc., Term Loan B	4.296%	5/17/24	BB	389,233
297	Gray Television, Inc., Term Loan B2	3.551%	2/07/24	BB	298,640
294	Lions Gate Entertainment Corporation, Term Loan B	4.226%	12/08/23	Ba2	295,953
84	Nexstar Broadcasting Group, Term Loan	3.732%	1/17/24	B+	84,130
688	Nexstar Broadcasting Group, Term Loan B	3.738%	1/17/24	B+	688,387
490	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.796%	8/14/20	B	491,194
1,496	Univision Communications, Inc., Term Loan C5	3.976%	3/15/24	BB–	1,469,229
500	Virgin Media Investment Holdings, Limited Term Loan I	3.909%	1/31/25	BB–	500,750
135	Yell Group PLC, PIK Term Loan B2, First Lien	8.500%	9/07/65	N/R	293,545
142	Yell Group PLC, Term Loan A2, First Lien	8.182%	9/07/21	N/R	147,021
8,436	Total Media				8,215,889

	Multiline Retail – 0.5%

430	Bass Pro Group LLC, Term Loan B, First Lien	4.367%	6/05/20	B+	429,100
740	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB–	751,104
1,170	Total Multiline Retail				1,180,204

	Oil, Gas & Consumable Fuels – 0.3%

208	Fieldwood Energy LLC, Term Loan, First Lien	8.296%	8/31/20	B2	196,422
134	Fieldwood Energy LLC, Term Loan, Second Lien	8.421%	9/30/20	CCC–	75,594

NUVEEN	23

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

	Oil, Gas & Consumable Fuels (continued)

$358	Fieldwood Energy LLC, Term Loan, Second Lien	8.421%	9/30/20	B–	$286,429
189	Harvey Gulf International Marine, Inc., Term Loan B	5.750%	6/18/20	CCC–	85,359
302	Seadrill Partners LLC, Initial Term Loan	4.296%	2/21/21	CCC+	193,684
9	Southcross Holdings Borrower L.P., Term Loan B, First Lien	3.500%	4/13/23	CCC+	7,634
1,200	Total Oil, Gas & Consumable Fuels				845,122

	Personal Products – 0.7%

731	Coty, Inc., Term Loan A	2.826%	10/27/20	Ba1	728,237
993	Coty, Inc., Term Loan B	3.576%	10/27/22	BBB–	996,525
1,724	Total Personal Products				1,724,762

	Pharmaceuticals – 0.3%

748	Grifols, Inc., Term Loan B	3.436%	1/31/25	BB	749,816
73	Valeant Pharmaceuticals International, Inc., Series F3, Tranche B, Term Loan	5.830%	4/01/22	BB–	74,319
821	Total Pharmaceuticals				824,135

	Professional Services – 0.1%

249	Nielsen Finance LLC, Term Loan B4	3.096%	10/04/23	BBB–	249,400

	Real Estate Management & Development – 0.2%

459	Capital Automotive LP, Term Loan, First Lien	4.220%	3/25/24	B1	463,433

	Semiconductors & Semiconductor Equipment – 1.2%

875	Cavium, Inc., Term Loan B	3.466%	8/16/22	BB	874,643
750	MaxLinear, Inc., Term Loan B	3.617%	4/12/24	BB–	750,469
369	Microsemi Corporation, Term Loan B	3.326%	1/17/23	Ba2	369,547
992	Versum Materials, Inc., Term Loan B, First Lien	3.796%	9/29/23	BB+	1,002,738
2,986	Total Semiconductors & Semiconductor Equipment				2,997,397

	Software – 2.2%

475	BMC Software, Inc., Initial Term Loan B1, (DD1)	5.226%	9/10/22	B+	476,898
622	Computer Sciences Government Services, Term Loan B	3.296%	11/30/23	BB+	624,193
770	Ellucian, Term Loan B, First Lien	4.546%	9/30/22	B	768,874
613	Infor (US), Inc., Term Loan B	4.046%	2/01/22	BB	610,170
497	Kronos Incorporated, Term Loan, First Lien	4.680%	11/01/23	B	501,473
129	Micro Focus International PLC, New Term Loan	3.964%	6/21/24	BB–	129,365
871	Micro Focus International PLC, Term Loan B	4.030%	4/21/24	BB–	873,635
644	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B1	3.476%	7/08/22	BB+	647,369
39	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B2	3.476%	7/08/22	BB+	39,266
923	Tibco Software, Inc., Term Loan B	5.730%	12/04/20	B1	928,824
5,583	Total Software				5,600,067

	Specialty Retail – 0.4%

558	Burlington Coat Factory Warehouse Corporation, Term Loan B4	3.960%	8/13/21	BB+	560,826
490	Petco Animal Supplies, Inc., Term Loan B1	4.172%	1/26/23	B1	444,259
134	Petsmart Inc., Term Loan B, First Lien	4.220%	3/11/22	Ba3	125,205
1,182	Total Specialty Retail				1,130,290

	Technology Hardware, Storage & Peripherals – 1.2%

814	Dell International LLC, New Term Loan B	3.730%	9/07/23	BBB–	817,883
1,000	Dell International LLC, Term Loan A3, First Lien	3.230%	12/31/18	BBB–	1,002,750
1,290	Western Digital, Inc., New Term Loan B	3.976%	4/29/23	BBB–	1,297,180
3,104	Total Technology Hardware, Storage & Peripherals				3,117,813

24	NUVEEN

Principal Amount (000)		Description (1)	Coupon (8)	Maturity (9)	Ratings (6)	Value

		Trading Companies & Distributors – 0.9%

$886		Avolon, Term Loan B2	3.962%	3/21/22	BBB–	$892,791
392		HD Supply, Inc., Term Loan B	4.046%	8/13/21	BB	393,203
992		HD Supply, Inc., Term Loan B2, First Lien	4.046%	10/17/23	BB	999,323
2,270		Total Trading Companies & Distributors				2,285,317

		Wireless Telecommunication Services – 0.8%

998		Sprint Corporation, Term Loan, First Lien	3.750%	2/02/24	Ba2	998,852
1,000		UPC Financing Partnership, Term Loan, First Lien	3.909%	4/15/25	BB	1,002,915
1,998		Total Wireless Telecommunication Services				2,001,767
$82,835		Total Variable Rate Senior Loan Interests (cost $82,459,291)				82,021,127

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CORPORATE BONDS – 0.0% (0.0% of Total Investments)

		Media – 0.0%

$132		iHeartCommunications, Inc.	9.000%	12/15/19	Caa1	$103,620
$132		Total Corporate Bonds (cost $120,581)				103,620

Principal Amount (000)	(11)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 36.4% (24.9% of Total Investments)

		Angola – 0.1%

$250		Republic of Angola, Reg S	9.500%	11/12/25	B1	$263,225

		Argentina – 2.1%

345		City of Buenos Aires, Argentina, 144A	8.950%	2/19/21	B	383,813
310		City of Buenos Aires, Argentina, 144A	7.500%	6/01/27	B	333,290
320		City of Buenos Aires, Argentina, Reg S	7.500%	6/01/27	B	344,042
210		Province of Buenos Aires, 144A	9.125%	3/16/24	B	235,725
220		Province of Buenos Aires, 144A	7.875%	6/15/27	B	227,766
300		Province of Buenos Aires, Reg S	10.875%	1/26/21	B	342,150
150		Province of Salta, 144A	9.125%	7/07/24	B	162,300
171		Provincia de Cordoba, 144A	7.125%	6/10/21	B	179,699
150		Republic of Argentina	6.250%	4/22/19	B	157,125
624		Republic of Argentina	6.875%	4/22/21	B	668,616
510		Republic of Argentina	7.500%	4/22/26	B	548,250
805		Republic of Argentina	6.875%	1/26/27	B	832,370
21		Republic of Argentina, (10)	8.280%	12/31/33	B	22,881
595		Republic of Argentina	2.500%	12/31/38	B	388,832
200		Republic of Argentina, 144A	7.125%	6/28/17	B	181,500
166		YPF Sociedad Anonima, 144A	8.750%	4/04/24	B	189,223
180		YPF Sociedad Anonima, Reg S	8.500%	7/28/25	B	202,770
		Total Argentina				5,400,352

		Azerbaijan – 0.7%

1,110		Azerbaijan Government International Bond, Reg S	4.750%	3/18/24	Ba1	1,111,598
400		Southern Gas Corridor CJSC, 144A	6.875%	3/24/26	Ba1	433,000
260		Southern Gas Corridor CJSC, Reg S	6.875%	3/24/26	Ba1	281,450
		Total Azerbaijan				1,826,048

		Brazil – 1.3%

256	BRL	Brazil Nota do Tesouro Nacional	6.000%	8/15/50	BB	248,941
575		Centrais Eletricas Brasileiras S.A, Reg S	5.750%	10/27/21	BB	586,500
580		Federative Republic of Brazil	6.000%	4/07/26	BB	625,820
280		Federative Republic of Brazil	4.250%	1/07/25	BB	275,100
95		Federative Republic of Brazil	8.250%	1/20/34	BB	118,750
285		Federative Republic of Brazil	5.000%	1/27/45	BB	249,375

NUVEEN	25

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	(11)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Brazil (continued)

$350		Fibria Overseas Finance	5.500%	1/17/27	BBB–	$357,315
310		Petrobras Global Finance BV	8.375%	5/23/21	BB	347,008
220		Petrobras Global Finance BV	6.125%	1/17/22	BB	227,150
110		Petrobras Global Finance BV	8.750%	5/23/26	BB	126,500
150		Petrobras Global Finance BV	7.375%	1/17/27	BB	158,700
		Total Brazil				3,321,159

		Bulgaria – 0.3%

710	EUR	Republic of Bulgaria, Reg S	3.125%	3/26/35	Baa2	833,318

		China – 1.2%

310		Baidu Inc., (WI/DD)	2.875%	7/06/22	A	308,094
470		State Grid Overseas Investment 2016 Ltd, 144A	2.250%	5/04/20	AA–	468,556
425		State Grid Overseas Investment 2016 Ltd, 144A	2.750%	5/04/22	AA–	422,950
430		State Grid Overseas Investment 2016 Ltd, 144A	3.500%	5/04/27	AA–	429,287
450		Sinopec Group Overseas Development 2016 Limited, 144A	3.500%	5/03/26	AA–	447,307
925		Sinopec Group Overseas Development 2017 Limited, 144A	3.625%	4/12/27	A1	927,173
		Total China				3,003,367

		Colombia – 0.7%

260		EcoPetrol SA	5.875%	9/18/23	BBB	284,310
420,000	COP	Republic of Colombia	7.750%	4/14/21	BBB	147,365
325		Republic of Colombia	4.000%	2/26/24	BBB	337,350
175,000	COP	Republic of Colombia	9.850%	6/28/27	BBB	73,692
295		Republic of Colombia	10.375%	1/28/33	BBB	453,563
320		Republic of Colombia	7.375%	9/18/37	BBB	411,520
		Total Colombia				1,707,800

		Costa Rica – 0.3%

445		Republic of Costa Rica, Reg S	7.000%	4/04/44	Ba2	462,800
305		Republic of Costa Rica, Reg S	7.158%	3/12/45	Ba2	320,250
		Total Costa Rica				783,050

		Cote d’Ivoire (Ivory Coast) – 1.3%

950		Ivory Coast Republic, 144A	5.375%	7/23/24	Ba3	926,360
390		Ivory Coast Republic, 144A	6.125%	6/15/33	Ba3	373,550
365		Ivory Coast Republic, Reg S	5.375%	7/23/24	Ba3	355,912
420		Ivory Coast Republic, Reg S	6.375%	3/03/28	Ba3	424,200
1,274		Ivory Coast Republic, Reg S	5.750%	12/31/32	B+	1,220,912
		Total Cote d’Ivoire (Ivory Coast)				3,300,934

		Croatia – 1.3%

660		Republic of Croatia, Reg S	5.500%	4/04/23	BB	722,568
540		Republic of Croatia, Reg S	6.750%	11/05/19	BB	587,949
535		Republic of Croatia, Reg S	6.625%	7/14/20	BB	589,838
710		Republic of Croatia, Reg S	6.375%	3/24/21	BB	789,081
450	EUR	Republic of Croatia, Reg S	3.000%	3/11/25	BB	531,625
		Total Croatia				3,221,061

		Dominican Republic – 1.7%

165		Dominican Republic, 144A	6.600%	1/28/24	BB–	181,294
685		Dominican Republic, 144A	5.500%	1/27/25	BB–	707,263
239		Dominican Republic, 144A	6.875%	1/29/26	BB–	266,784
285		Dominican Republic, Reg S	6.600%	1/28/24	BB–	313,144
1,315		Dominican Republic, Reg S	5.875%	4/18/24	BB–	1,386,983
145		Dominican Republic, Reg S	5.500%	1/27/25	BB–	149,713
155		Dominican Republic, Reg S	6.875%	1/29/26	BB–	173,019
745		Dominican Republic, Reg S	7.450%	4/30/44	BB–	849,300
290		Dominican Republic, Reg S	6.850%	1/27/45	BB–	308,850
		Total Dominican Republic				4,336,350

26	NUVEEN

Principal Amount (000)	(11)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Ecuador – 0.6%

$435		Republic of Ecuador, 144A	10.750%	3/28/22	B	$464,363
786		Republic of Ecuador, 144A	9.650%	12/13/26	B	784,978
200		Republic of Ecuador, Reg S	7.950%	6/20/24	B	187,000
		Total Ecuador				1,436,341

		Egypt – 0.5%

640		Arab Republic of Egypt, 144A	7.500%	1/31/27	B	679,680
200		Arab Republic of Egypt, Reg S	6.125%	1/31/22	B	204,334
200		Arab Republic of Egypt, Reg S	7.500%	1/31/27	B	212,106
200		Arab Republic of Egypt, Reg S	8.500%	1/31/47	B	215,906
		Total Egypt				1,312,026

		El Salvador – 0.3%

75		Republic of El Salvador, 144A	6.375%	1/18/27	Caa1	67,687
361		Republic of El Salvador, Reg S	7.750%	1/24/23	Caa1	365,079
325		Republic of El Salvador, Reg S	6.375%	1/18/27	Caa1	293,312
45		Republic of El Salvador, Reg S	8.250%	4/10/32	Caa1	44,645
75		Republic of El Salvador, Reg S	7.625%	9/21/34	Caa1	76,500
		Total El Salvador				847,223

		Ghana – 0.5%

765		Republic of Ghana, 144A	10.750%	10/14/30	BB–	947,147
200		Republic of Ghana, Reg S	8.125%	1/18/26	B	203,683
		Total Ghana				1,150,830

		Honduras – 0.1%

360		Honduras Government, 144A	6.250%	1/19/27	B+	371,700

		Hungary – 2.8%

590		Hungarian Development Bank, Reg S	6.250%	10/21/20	Baa3	654,535
581		Republic of Hungary, Government Bond	6.250%	1/29/20	BBB–	635,614
3,016		Republic of Hungary, Government Bond	6.375%	3/29/21	BBB–	3,391,492
1,824		Republic of Hungary, Government Bond	5.375%	2/21/23	BBB–	2,029,200
196		Republic of Hungary, Government Bond	5.750%	11/22/23	BBB–	224,115
		Total Hungary				6,934,956

		Indonesia – 1.7%

235		Majapahit Holdings BV, Reg S	8.000%	8/07/19	Baa3	261,155
365		Majapahit Holdings BV, Reg S	7.875%	6/28/37	Baa3	476,325
235		Republic of Indonesia, 144A	3.700%	1/08/22	Baa3	241,509
200		Republic of Indonesia, 144A	5.250%	1/08/47	Baa3	217,593
230		Republic of Indonesia, Reg S	5.875%	1/15/24	BBB–	262,161
785		Republic of Indonesia, Reg S	4.750%	1/08/26	BBB–	842,583
200		Republic of Indonesia, Reg S	4.350%	1/08/27	Baa3	208,564
345		Republic of Indonesia, Reg S	8.500%	10/12/35	BBB–	496,633
714		Republic of Indonesia, Reg S	7.750%	1/17/38	BBB–	985,079
200		Republic of Indonesia, Reg S	5.125%	1/15/45	BBB–	214,112
		Total Indonesia				4,205,714

		Israel – 0.3%

350		Israel Electric Corporation Limited, 144A, Reg S	5.000%	11/12/24	Baa2	376,075
400		State of Israel	4.500%	1/30/43	A+	430,200
		Total Israel				806,275

		Jamaica – 0.2%

200		Jamaica Government	7.625%	7/09/25	B	233,126
230		Jamaica Government	6.750%	4/28/28	B	260,475
		Total Jamaica				493,601

NUVEEN	27

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	(11)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Jordan – 0.1%

$200		Kingdom of Jordan, 144A	6.125%	1/29/26	BB–	$204,521

		Kazakhstan – 0.9%

220		KazAgro National Management Holding JSC, 144A	4.625%	5/24/23	BBB–	218,988
330		Kazakhstan Development Bank, Reg S	6.500%	6/03/20	Baa3	352,991
580		Kazmunaygas National, 144A	3.875%	4/19/22	Baa3	573,968
640		Kazmunaygas National, 144A	4.750%	4/19/27	Baa3	627,264
595		Kazmunaygas National, 144A	5.750%	4/19/47	Baa3	561,799
		Total Kazakhstan				2,335,010

		Kenya – 0.1%

200		Republic of Kenya, Reg S	6.875%	6/24/24	B+	204,500

		Lebanon – 0.2%

280		Republic of Lebanon	6.375%	3/09/20	B–	285,600
160		Republic of Lebanon, Reg S	5.450%	11/28/19	B–	160,430
130		Republic of Lebanon, Reg S	8.250%	4/12/21	B–	140,130
		Total Lebanon				586,160

		Lithuania – 0.2%

405		Republic of Lithuania, Reg S	7.375%	2/11/20	A–	458,275

		Mexico – 2.3%

4,260	MXN	Mexico Bonos de DeSarrollo	6.500%	6/09/22	A	234,046
4,052	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	238,702
460		Petroleos Mexicanos	4.875%	1/24/22	BBB+	473,110
405		Petroleos Mexicanos	6.875%	8/04/26	BBB+	448,740
185		Petroleos Mexicanos	5.625%	1/23/46	BBB+	164,002
1,267		Petroleos Mexicanos	6.750%	9/21/47	BBB+	1,279,518
70		Petroleos Mexicanos, 144A	5.375%	3/13/22	BBB+	73,693
280		Petroleos Mexicanos, 144A	6.500%	3/13/27	BBB+	300,790
854		United Mexican States	4.150%	3/28/27	A3	884,317
1,362		United Mexican States	4.750%	3/08/44	A3	1,363,362
285		United Mexican States	4.350%	1/15/47	A3	267,672
176		United Mexican States	5.750%	10/12/49	A3	182,600
		Total Mexico				5,910,552

		Mongolia – 0.4%

325		Mongolia Government International Bond, 144A	10.875%	4/06/21	B–	370,602
200		Mongolia Government International Bond, Reg S	4.125%	1/05/18	B–	199,760
235		Mongolia Government International Bond, Reg S	10.875%	4/06/21	B–	267,974
200		Mongolia Government International Bond, Reg S	5.125%	12/05/22	B–	187,595
		Total Mongolia				1,025,931

		Morocco – 1.1%

655		Kingdom of Morocco, Reg S	4.250%	12/11/22	BBB–	686,072
305		Kingdom of Morocco, Reg S	5.500%	12/11/42	BBB–	338,093
560		Office Cherifien Des Phosphates SA, Reg S	5.625%	4/25/24	BBB–	605,829
295		Office Cherifien Des Phosphates SA, Reg S	4.500%	10/22/25	BBB–	297,211
680		Office Cherifien Des Phosphates SA, Reg S	6.875%	4/25/44	BBB–	765,026
		Total Morocco				2,692,231

		Nigeria – 0.5%

445		Nigerian Government International Bond, Reg S	7.875%	2/16/32	B1	482,799
200		Nigerian Republic Treasury Bond, 144A	7.875%	2/16/32	B1	216,798
425		Nigerian Republic Treasury Bond, Reg S	5.125%	7/12/18	B+	431,939
		Total Nigeria				1,131,536

28	NUVEEN

Principal Amount (000)	(11)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Oman – 0.9%

$260		Oman Government International Bond, 144A	3.625%	6/15/21	Baa1	$258,310
245		Oman Government International Bond, 144A	3.875%	3/08/22	Baa1	244,387
230		Oman Government International Bond, 144A	4.750%	6/15/26	Baa1	226,205
635		Oman Government International Bond, 144A	5.375%	3/08/27	Baa1	649,288
400		Oman Government International Bond, 144A	6.500%	3/08/47	Baa1	408,205
500		Oman Government International Bond, Reg S	5.375%	3/08/27	Baa1	511,197
		Total Oman				2,297,592

		Pakistan – 0.1%

275		Islamic Republic of Pakistan, 144A	7.250%	4/15/19	B	290,004

		Panama – 0.5%

103		Republic of Panama	7.125%	1/29/26	BBB	130,810
830		Republic of Panama	9.375%	4/01/29	BBB	1,224,250
		Total Panama				1,355,060

		Paraguay – 0.3%

200		Republic of Paraguay, 144A	4.700%	3/27/27	Ba1	205,250
200		Republic of Paraguay, Reg S	4.700%	3/27/27	Ba1	205,250
315		Republic of Paraguay, Reg S	6.100%	8/11/44	Ba1	348,862
		Total Paraguay				759,362

		Peru – 0.5%

200		Petroleos del Peru SA, 144A	5.625%	6/19/47	BBB+	202,000
1,195	PEN	Republic of Peru	6.950%	8/12/31	A–	407,712
278		Republic of Peru	8.750%	11/21/33	A3	426,035
95		Republic of Peru	5.625%	11/18/50	A3	115,092
		Total Peru				1,150,839

		Philippines – 0.4%

60		Republic of the Philippines	9.500%	2/02/30	BBB	96,158
100		Republic of the Philippines	7.750%	1/14/31	BBB	144,242
410		Republic of the Philippines	6.375%	1/15/32	BBB	535,689
275		Republic of the Philippines	3.950%	1/20/40	BBB	286,960
		Total Philippines				1,063,049

		Poland – 0.1%

168		Republic of Poland	3.250%	4/06/26	A2	170,940

		Qatar – 0.4%

965		State of Qatar, Reg S	2.375%	6/02/21	AA	940,482

		Romania – 0.6%

306	EUR	Republic of Romania, 144A	2.875%	5/26/28	BBB–	360,016
198		Republic of Romania, Reg S	4.375%	8/22/23	BBB–	210,028
885	EUR	Republic of Romania, Reg S	3.875%	10/29/35	BBB–	1,055,515
		Total Romania				1,625,559

		Russia – 1.7%

195		Gaz Capital SA, Reg S	9.250%	4/23/19	BBB–	216,476
235		Gazprom Neft OAO Via GPN Capital SA, Reg S	6.000%	11/27/23	BBB–	256,221
235		Lukoil International Finance, 144A	4.750%	11/02/26	BBB–	240,475
575		Rosneft International Finance, Reg S	4.199%	3/06/22	BB+	574,172
200		Russian Federation, 144A	4.250%	6/23/27	BBB–	199,066
200		Russian Federation, 144A	5.250%	6/23/47	BBB–	201,830
1,100		Russian Federation, Reg S	5.000%	4/29/20	BBB–	1,165,284
800		Russian Federation, Reg S	4.875%	9/16/23	BBB–	858,004
260		Russian Federation, Reg S	12.750%	6/24/28	BBB–	454,119
200		RZD Capital Limited, Russian Railways, Reg S	5.700%	4/05/22	BBB–	214,279
		Total Russia				4,379,926

NUVEEN	29

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Principal Amount (000)	(11)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Saudi Arabia – 0.4%

$240		Saudi Government International Bond, 144A	2.375%	10/26/21	A1	$236,160
680		Saudi Government International Bond, Reg S	2.375%	10/26/21	A1	669,120
		Total Saudi Arabia				905,280

		Senegal – 0.2%

200		Republic of Senegal, 144A	6.250%	5/23/33	Ba3	202,947
200		Republic of Senegal, Reg S	8.750%	5/13/21	Ba3	228,072
		Total Senegal				431,019

		South Africa – 0.7%

270		Eskom Holdings Limited, Reg S	6.750%	8/06/23	Ba3	275,700
665		Republic of South Africa	5.875%	9/16/25	Baa3	715,032
8,480	ZAR	Republic of South Africa	6.250%	3/31/36	BBB–	458,772
200		Republic of South Africa	5.000%	10/12/46	Baa3	184,746
		Total South Africa				1,634,250

		Sri Lanka – 1.0%

720		Republic of Sri Lanka, 144A	6.000%	1/14/19	B+	746,155
505		Republic of Sri Lanka, 144A	6.850%	11/03/25	B+	532,122
335		Republic of Sri Lanka, 144A	6.200%	5/11/27	B+	334,467
200		Republic of Sri Lanka, Reg S	6.850%	11/03/25	B+	210,741
310		Republic of Sri Lanka, Reg S	6.250%	7/27/21	B+	328,335
200		Republic of Sri Lanka, Reg S	5.875%	7/25/22	B+	207,091
200		Republic of Sri Lanka, Reg S	6.825%	7/18/26	B+	210,685
		Total Sri Lanka				2,569,596

		Tunisia – 0.2%

205	EUR	Banque de Tunisie, Reg S	5.625%	2/17/24	Ba3	238,011
385		Banque de Tunisie, Reg S	5.750%	1/30/25	Ba3	369,119
		Total Tunisia				607,130

		Turkey – 1.5%

1,975		Republic of Turkey, Government Bond	7.000%	6/05/20	Ba1	2,159,524
245		Republic of Turkey, Government Bond	5.625%	3/30/21	Ba1	259,700
615		Republic of Turkey, Government Bond	7.375%	2/05/25	Ba1	712,188
200		Republic of Turkey, Government Bond	6.000%	3/25/27	Ba1	212,952
480		Republic of Turkey, Government Bond	5.750%	5/11/47	Ba1	469,440
		Total Turkey				3,813,804

		Ukraine – 1.2%

128		Republic of Ukraine, 144A	7.750%	9/01/20	B–	131,072
242		Republic of Ukraine, 144A	7.750%	9/01/21	B–	245,787
103		Republic of Ukraine, 144A	7.750%	9/01/22	B–	103,515
103		Republic of Ukraine, 144A	7.750%	9/01/23	B–	101,970
103		Republic of Ukraine, 144A	7.750%	9/01/24	B–	100,975
103		Republic of Ukraine, 144A	7.750%	9/01/25	B–	100,628
200		Republic of Ukraine, 144A	7.750%	9/01/27	B–	193,720
228		Republic of Ukraine, 144A	0.000%	5/31/40	B–	88,546
100		Republic of Ukraine, Reg S	7.750%	9/01/20	Caa3	102,400
450		Republic of Ukraine, Reg S	7.750%	9/01/19	B–	464,625
105		Republic of Ukraine, Reg S	7.750%	9/01/23	B–	103,950
120		Republic of Ukraine, Reg S	7.750%	9/01/25	B–	117,236
215		Republic of Ukraine, Reg S	7.750%	9/01/26	B–	209,113
460		Republic of Ukraine, Reg S	7.750%	9/01/27	B–	445,280
200		State Savings Bank of Ukraine, Reg S	9.625%	3/20/25	B–	204,580
235		The State Export-Import Bank of the Ukraine, Loan Participations, Series 2010, Reg S	9.750%	1/22/25	B–	239,982
		Total Ukraine				2,953,379

30	NUVEEN

Principal Amount (000)	(11)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		United Arab Emirates – 0.1%

$360		Abu Dhabi National Energy Company, Reg S	4.375%	6/22/26	A3	$370,129

		Uruguay – 0.9%

860		Republic of Uruguay	8.000%	11/18/22	BBB	1,049,200
35		Republic of Uruguay	7.875%	1/15/33	BBB	47,600
375		Republic of Uruguay	7.625%	3/21/36	BBB	506,250
496		Republic of Uruguay	5.100%	6/18/50	BBB	505,271
1,910	UYU	Republic of Uruguay, 144A	9.875%	6/20/22	Baa2	69,155
		Total Uruguay				2,177,476

		Venezuela – 0.7%

2,087		Petroleos de Venezuela S.A, Reg S	6.000%	11/15/26	CCC–	772,097
65		Republic of Venezuela, Reg S	6.000%	12/09/20	CCC	29,250
55		Republic of Venezuela, Reg S	7.750%	10/13/19	CCC	27,912
500		Republic of Venezuela, Reg S	9.000%	5/07/23	CCC	221,250
1,400		Republic of Venezuela, Reg S	9.250%	5/07/28	CCC	619,500
		Total Venezuela				1,670,009

		Zambia – 0.2%

215		Republic of Zambia, Reg S	8.500%	4/14/24	B	224,090
275		Republic of Zambia, Reg S	8.970%	7/30/27	B	292,930
		Total Zambia				517,020
		Total Emerging Markets Debt and Foreign Corporate Bonds (cost $88,844,001)				91,785,951
		Total Long-Term Investments (cost $324,891,967)				359,215,577

Principal Amount (000)/ Shares		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 3.8% (2.6% of Total Investments)

		INVESTMENT COMPANIES – 1.9% (1.3% of Total Investments)

4,621,950		BlackRock Liquidity Funds T-Fund Portfolio, (12)	N/A	N/A		4,621,950

		REPURCHASE AGREEMENTS – 1.9% (1.3% of Total Investments)

$4,854		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $4,854,160, collateralized by $5,055,000 U.S. Treasury Notes, 2.000%, due 11/15/26, value $4,956,271	0.120%	7/03/17		$4,854,111
		Total Short-Term Investments (cost $9,476,061)				9,476,061
		Total Investments (cost $334,368,028) – 146.4%				368,691,638
		Borrowings – (44.8)% (13), (14)				(112,900,000)
		Other Assets Less Liabilities – (1.6)% (15)				(3,926,862)
		Net Assets Applicable to Common Shares – 100%				$251,864,776

NUVEEN	31

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2017 (Unaudited)

Investments in Derivatives as of June 30, 2017

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America, N.A.	Colombian Peso	$555,117,000	U.S. Dollar	$187,160	9/20/17	$6,809
Bank of America, N.A.	Peruvian Nuevo Sol	1,088,000	U.S. Dollar	329,447	9/20/17	(3,122)
Bank of America, N.A.	U.S. Dollar	236,295	Polish Zloty	875,000	9/20/17	(251)
Barclays Bank PLC	Brazilian Real	775,000	U.S. Dollar	226,502	9/5/17	1,515
Barclays Bank PLC	Euro	2,662,000	U.S. Dollar	2,986,301	9/20/17	(66,345)
Barclays Bank PLC	South African Rand	3,071,000	U.S. Dollar	231,058	9/20/17	(678)
Barclays Bank PLC	U.S. Dollar	234,310	Indian Rupee	15,270,000	9/20/17	(36)
JPMorgan Chase Bank N.A.	U.S. Dollar	230,918	Turkish Lira	830,000	9/20/17	(174)
Morgan Stanley Capital Services LLC	Euro	30,000	U.S. Dollar	34,377	9/20/17	(25)
Standard Chartered Bank	U.S. Dollar	471,474	Chinese Yuan	3,213,000	9/20/17	(192)
						$(62,499)

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Eurex Euro-Bobl	Short	(5)	9/17	$(752,105)	$274	$7,475
Eurex Euro-Bund	Short	(2)	9/17	(369,760)	677	5,857
Eurex Euro-Buxl	Short	(7)	9/17	(1,307,350)	6,529	23,566
		(14)		$(2,429,215)	$7,480	$36,898

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (16)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	$30,450,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/17	12/01/18	12/01/20	$(49,701)	$(477,323)
JPMorgan Chase Bank N.A.	56,200,000	Receive	1-Month USD-LIBOR-ICE	1.969%	Monthly	6/01/18	7/01/25	7/01/27	303,863	303,863
	$86,650,000								$254,162	$(173,460)

32	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(11)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(12)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(13)	Borrowings as a percentage of Total Investments is 30.6%.

(14)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

(15)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

PIK	All or a portion of this security is payment-in-kind.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

BRL	Brazilian Real

COP	Colombian Peso

EUR	Euro

MXN	Mexican Peso

PEN	Peruvian Nuevo Sol

UYU	Uruguayan Peso

ZAR	South African Rand

See accompanying notes to financial statements.

NUVEEN	33

Statement of Assets and Liabilities	June 30, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $324,891,967)	$359,215,577
Short-term investments, at value (cost approximates value)	9,476,061
Cash denominated in foreign currencies (cost $23,800)	24,192
Cash collateral at brokers(1)	15,055
Cash	404,120
Interest rate swaps premiums paid	427,622
Unrealized appreciation on forward foreign currency exchange contracts, net	3,436
Receivable for:
Dividends	521,850
Interest	1,735,388
Investments sold	3,440,691
Reclaims	148,212
Variation margin on futures contracts	7,480
Other assets	175,612
Total assets	375,595,296
Liabilities
Borrowings	112,900,000
Unrealized depreciation on:
Forward foreign currency exchange contracts, net	65,935
Interest rate swaps, net	173,460
Payable for:
Dividends	5,263,852
Investments purchased	4,862,340
Accrued expenses:
Management fees	258,891
Trustees fees	64,005
Other	142,037
Total liabilities	123,730,520
Net assets applicable to common shares	$251,864,776
Common shares outstanding	19,741,933
Net asset value (“NAV”) per common share outstanding	$12.76
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$197,419
Paid-in surplus	217,467,821
Undistributed (Over-distribution of) net investment income	(6,108,092)
Accumulated net realized gain (loss)	6,183,946
Net unrealized appreciation (depreciation)	34,123,682
Net assets applicable to common shares	$251,864,776
Authorized shares:
Common	Unlimited
Preferred	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

34	NUVEEN

Statement of Operations	Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $163,103)	$3,762,631
Interest	4,468,328
Total investment income	8,230,959
Expenses
Management fees	1,557,704
Interest expense on borrowings	1,051,553
Custodian fees	59,123
Trustees fees	5,497
Professional fees	23,744
Shareholder reporting expenses	35,486
Shareholder servicing agent fees	512
Stock exchange listing fees	3,449
Investor relations expense	39,225
Other	12,249
Total expenses	2,788,542
Net investment income (loss)	5,442,417
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	4,349,494
Forward foreign currency exchange contracts	(119,013)
Futures contracts	(35,942)
Options written	10,939
Swaps	(1,011,173)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	5,024,670
Forward foreign currency exchange contracts	(104,017)
Futures contracts	83,378
Swaps	1,252,749
Net realized and unrealized gain (loss)	9,451,085
Net increase (decrease) in net assets applicable to common shares from operations	$14,893,502

See accompanying notes to financial statements.

NUVEEN	35

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 6/30/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$5,442,417	$9,063,534
Net realized gain (loss) from:
Investments and foreign currency	4,349,494	18,510,505
Forward foreign currency exchange contracts	(119,013)	258,040
Futures contracts	(35,942)	(317,245)
Options written	10,939	141,828
Swaps	(1,011,173)	5,451
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	5,024,670	(6,022,750)
Forward foreign currency exchange contracts	(104,017)	4,723
Futures contracts	83,378	(105,042)
Options written	—	(38,011)
Swaps	1,252,749	(225,481)
Net increase (decrease) in net assets applicable to common shares from operations	14,893,502	21,275,552
Distributions to Common Shareholders
From and in excess of net investment income	(10,660,644)	—
From net investment income	—	(9,601,301)
From accumulated net realized gains	—	(11,719,987)
Decrease in net assets applicable to common shares from distributions to common shareholders	(10,660,644)	(21,321,288)
Capital Share Transactions
Cost of common shares repurchased and retired	—	(1,025,370)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(1,025,370)
Net increase (decrease) in net assets applicable to common shares	4,232,858	(1,071,106)
Net assets applicable to common shares at the beginning of period	247,631,918	248,703,024
Net assets applicable to common shares at the end of period	251,864,776	$247,631,918
Undistributed (Over-distribution of) net investment income at the end of period	$(6,108,092)	$(889,865)

See accompanying notes to financial statements.

36	NUVEEN

Statement of Cash Flows	Six Months Ended June 30, 2017 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$14,893,502
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(105,922,627)
Proceeds from sales and maturities of investments	108,784,503
Proceeds from (Purchases of) short-term investments, net	(3,794,253)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(11,299)
Proceeds from (Payments for) closed foreign currency spot contracts	(3,137)
Proceeds from (Payments for) swap contracts, net	(1,011,173)
Premiums received (paid) for interest rate swaps	562,960
Premiums received for options written	10,771
Cash paid for terminated options written	(21,710)
Capital gain and return of capital distributions from investments	287,135
Payment-in-kind distributions	(236)
Proceeds from litigation settlement	20,240
Amortization (Accretion) of premiums and discounts, net	145,887
(Increase) Decrease in:
Cash collateral at brokers	26,715
Receivable for dividends	24,614
Receivable for interest	164,888
Receivable for investments sold	(7,724)
Receivable for reclaims	(64,610)
Receivable for variation margin on futures contracts	18,612
Other assets	(46,776)
Increase (Decrease) in:
Payable for investments purchased	955,443
Accrued management fees	(2,978)
Accrued interest on borrowings	(151,441)
Accrued Trustees fees	(62)
Accrued other expenses	(33,670)
Net realized (gain) loss from:
Investments and foreign currency	(4,349,494)
Options written	(10,939)
Swaps	1,011,173
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(5,024,670)
Forward foreign currency exchange contracts	104,017
Swaps	(1,252,749)
Net cash provided by (used in) operating activities	5,300,912
Cash Flows from Financing Activities:
Proceeds from borrowings	500,000
Cash distributions paid to common shareholders	(5,396,792)
Net cash provided by (used in) financing activities	(4,896,792)
Net Increase (Decrease) in Cash	404,120
Cash at the beginning of period	—
Cash at the end of period	404,120

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,131,409

See accompanying notes to financial statements.

NUVEEN	37

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest ment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repur chased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2017(e)	$12.54	$0.28	$0.48	$0.76	$(0.54)**	$—	$—	$(0.54)	$—		$12.76	$12.72
2016	12.53	0.46	0.62	1.08	(0.49)	(0.59)	—	(1.08)	0.01		12.54	11.17
2015	13.56	0.46	(0.42)	0.04	(0.85)	(0.15)	(0.08)	(1.08)	0.01		12.53	10.83
2014	12.84	0.48	1.27	1.75	(1.03)	—	—	(1.03)	—	*	13.56	11.77
2013	12.43	0.43	0.98	1.41	(0.85)	—	(0.15)	(1.00)	—	*	12.84	11.27
2012	11.37	0.45	1.61	2.06	(0.96)	—	(0.04)	(1.00)	—		12.43	11.60

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2017(e)	$112,900	$3,231
2016	112,400	3,203
2015	116,500	3,135
2014	116,500	3,320
2013	116,000	3,206
2012	107,800	3,299

38	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

6.04%	18.95%	$251,865	2.23	%***	4.35	%***	29%
8.96	13.28	247,632	2.07		3.65		74
0.39	1.24	248,703	1.91		3.43		49
13.97	13.82	270,328	1.84		3.56		50
11.63	5.63	255,916	1.90		3.35		54
18.45	22.99	247,826	1.95		3.72		50

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 9 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2017(e)	0.84	%***
2016	0.64
2015	0.47
2014	0.41
2013	0.47
2012	0.53

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended June 30, 2017.
*	Rounds to less than $0.01 per share.
**	Represents distributions paid “from and in excess of net investment income” for the six months ended June 30, 2017 (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Common Shareholders).
***	Annualized.

See accompanying notes to financial statements.

NUVEEN	39

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Diversified Dividend and Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The end of the reporting period for the Fund is June 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions.

The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management LLC (“Symphony”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. Security Capital manages the real estate investment trust (“REIT”) strategy portion of the Fund consisting of a portfolio focused on dividend-paying common stock REITs. Symphony manages the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. Wellington manages the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. Wellington also manages the Fund’s forward foreign currency exchange strategy. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objectives are high current income and total return. The Fund invests approximately equal proportions in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by REITs, emerging markets sovereign debt, and adjustable rate senior loans. The Fund expects to invest between 40% and 70% of its managed assets in equity security holdings and between 30% and 60% of its managed assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$1,892,315

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of

40	NUVEEN

amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest Income” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Overdistribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, reflect an over-distribution of net investment income.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

42	NUVEEN

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$53,465,149	$32,786,152	**	$—	***	$86,251,301
Real Estate Investment Trust (REIT) Common Stocks	93,752,379	—		—		93,752,379
Convertible Preferred Securities	1,909,440	1,191,598	**	—		3,101,038
$25 Par (or similar) Retail Preferred	951,060	—		—		951,060
$1,000 Par (or similar) Institutional Preferred	—	1,249,101		—		1,249,101
Variable Rate Senior Loan Interests	—	82,021,127		—		82,021,127
Corporate Bonds	—	103,620		—		103,620
Emerging Market Debt and Foreign Corporate Bonds	—	91,785,951		—		91,785,951

Short-Term Investments:
Investment Companies	4,621,950	—		—		4,621,950
Repurchase Agreements	—	4,854,111		—		4,854,111

Investments in Derivatives:
Forward Foreign Currency Exchange Contracts****	—	(62,499)		—		(62,499)
Futures Contracts****	36,898	—		—		36,898
Interest Rate Swaps****	—	(173,460)		—		(173,460)
Total	$154,736,876	$213,755,701		$—		$368,492,577
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

NUVEEN	43

Notes to Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$13,831,316	3.8%
Germany	10,434,825	2.8
Hungary	6,934,956	1.9
Japan	6,845,231	1.9
Netherlands	6,139,210	1.7
Mexico	5,910,552	1.6
Argentina	5,400,352	1.5
Ireland	4,498,828	1.2
Russia	4,379,925	1.2
Dominican Republic	4,336,348	1.2
France	4,229,428	1.1
Indonesia	4,205,713	1.1
China	3,896,158	1.1
Turkey	3,813,805	1.0
Switzerland	3,771,925	1.0
Other	73,135,809	19.8
Total non-U.S. Securities	$161,764,381	43.9%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

44	NUVEEN

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$4,854,111	$(4,854,111)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts (“forward contracts”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

NUVEEN	45

Notes to Financial Statements (Unaudited) (continued)

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund continued to utilize forward foreign currency exchange contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as to actively manage certain currency exposures in an attempt to benefit from potential appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency exchange contracts outstanding*	$4,127,332
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency exchange contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$6,809	Unrealized depreciation on forward foreign currency exchange contracts, net	$1,515

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(3,373)	Unrealized depreciation on forward foreign currency exchange contracts, net	(67,450)
Total			$3,436		(65,935)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered to those forward foreign currency exchange contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America, N.A.	$6,809	$(3,373)	$(3,373)	$3,436	$—	$3,436
Barclays Bank PLC	1,515	(67,059)	1,515	(65,544)	—	(65,544)
JPMorgan Chase Bank N.A.	—	(174)	—	(174)	—	(174)
Morgan Stanley Capital Services LLC	—	(25)	—	(25)	—	(25)
Standard Charter Bank	—	(192)	—	(192)	—	(192)
	$8,324	$(70,823)	$(1,858)	$(62,499)	$—	$(62,499)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	Forward contracts	$(119,013)	$(104,017)

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures

46	NUVEEN

contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$2,346,101
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$36,898	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(35,942)	$83,378

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on

NUVEEN	47

Notes to Financial Statements (Unaudited) (continued)

these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$69,483,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(173,460)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflect in the cumulative unrealized appreciation (depreciation) present above.

The following table presents the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

					Gross Amount Not Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(173,460)	$—	$(173,460)	$173,460	$—	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

48	NUVEEN

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(1,011,173)	$1,252,749

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund wrote call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$ —
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund did not write any call options at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity Price	Options written	$10,939	$—

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	49

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Common Shares Transactions

Transactions in common shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/17	Year Ended 12/31/16
Common shares repurchased and retired	—	(104,500)
Weighted average common share:
Price per share repurchased and retired	$—	$9.79
Discount per share repurchased and retired	—%	16.56%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $105,922,627 and $108,784,503, respectively.

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options writtten	440	10,771
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(440)	(10,771)
Options outstanding, end of period	—	$—

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$337,233,803
Gross unrealized:
Appreciation	$42,727,176
Depreciation	(11,269,341)
Net unrealized appreciation (depreciation) of investments	$31,457,835

Permanent differences, primarily due to treatment of notional principal contracts, foreign currency transactions and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2016, the Fund’s last tax year end, as follows:

Paid-in surplus	$(17,775)
Undistributed (Over-distribution of) net investment income	401,624
Accumulated net realized gain (loss)	(383,849)

50	NUVEEN

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	5,079,866

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2016, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$12,604,052
Distributions from net long-term capital gains	8,717,236
Return of capital	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to realized gains.

7. Management Fees

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2017, the complex-level fee for the Fund was 0.1606%.

NUVEEN	51

Notes to Financial Statements (Unaudited) (continued)

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Borrowing Arrangements

The Fund has entered into a borrowing arrangement as a means of leverage.

The Fund has entered into a $125,000,000 (maximum commitment amount) senior committed secured 364-day revolving line of credit with its custodian bank (“Borrowing”). As of the end of the reporting period, the outstanding balance on these Borrowings was $112,900,000.

During May 2017, the Fund renewed these Borrowings with its custodian bank through May 18, 2018 (the “Renewal Date”).

Prior to May 18, 2017, interest was charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) rate plus 0.85% or (b) the Federal Funds rate plus 0.85%. The Fund also accrued a 0.15% per annum commitment fee on the undrawn balance based on the maximum commitment amount of the Borrowings through the Renewal Date to the extent the unused portion of the Borrowings is less than 50% otherwise the per annum facility fee is 0.25%. The Fund also incurred a 0.10% upfront fee based on the maximum commitment amount of the Borrowings.

As of May 18, 2017, Interest is charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) one-month LIBOR rate plus 0.75% or (b) the Federal Funds rate plus 0.75%. The Fund also incurred a 0.10% upfront fee based on the maximum commitment amount of the Borrowings. All other terms remained unchanged.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $112,402,762 and 1.74%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by assets in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes

52	NUVEEN

(e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Fund did not enter into any inter-fund loan activity.

NUVEEN	53

Additional

Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royal Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JDD
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

54	NUVEEN

Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎	Blended Index (Comparative Benchmark): The performance is a blended return consisting of: 1) 25% of the return of the Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 25% of the return of the Wilshire U.S. Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 3) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 4) 25% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

∎	Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	JPMorgan Government Bond Index-Emerging Markets (GBI-EM): A comprehensive emerging market debt benchmark that tracks local currency bonds issued by Emerging Market governments. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the GBI-EM Global Diversified are identical to those covered by the GBI-EM Global Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

NUVEEN	55

Glossary of Terms Used in this Report (continued)

∎	S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

56	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	57

Annual Investment

Management Agreement Approval Process

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Fund, including the performance of Nuveen Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser”), and NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management LLC (“Symphony”) and Wellington Management Company LLP (“Wellington”), the Fund’s sub-advisers (collectively, the “Sub-Advisers”). As required by applicable law, after the initial term of the Fund following commencement of its operations, the Board is required to consider annually whether to renew the management agreement with the Adviser (the “Investment Management Agreement”) and the sub-advisory agreements with the Sub-Advisers (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the sub-advisers and their investment teams. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Fund and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and the Sub-Advisers (the Adviser and the Sub-Advisers are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Advisers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”or “Lipper”), an independent provider of investment company data, comparing, in relevant part, the Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Fund and to consider the Adviser’s analysis of each Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew

58	NUVEEN

the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Fund. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

NUVEEN	59

Annual Investment Management Agreement Approval Process (continued)

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Advisers to the Fund. The Sub-Advisers generally provided portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of each Sub-Adviser which evaluated, among other things, the respective investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and a recognized or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks). The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2016, as well as performance information reflecting the first quarter of 2017. For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund

60	NUVEEN

knowing that the Adviser and applicable sub-adviser(s) manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund performed in the second quartile in its Performance Peer Group for the one-year period and third quartile for the three- and five-year periods. Further, although the Fund underperformed its blended benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Fund. The Board further considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in the Fund as it directly reflected the costs of investing in the Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, the Fund’s gross and net advisory fees and net total expense ratio with those of its Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted the Fund had a net management fee in line with its peer average and a net expense ratio in line with its peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the affiliated Sub-Advisers (NWQ and Symphony), such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds (with respect to Symphony), other investment companies that are not offered by Nuveen but are sub-advised by NWQ or Symphony, foreign investment companies offered by Nuveen (with respect to NWQ), and collective investment trusts (with respect to NWQ). The Board further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, with respect to NWQ and Symphony, the Board reviewed, among other things, the range of fees assessed for managed accounts, hedge funds and the foreign investment companies offered by Nuveen. With respect to hedge funds, the Board noted that Symphony also assessed a performance fee for advising a hedge fund or account. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by NWQ and Symphony. With respect to Security Capital, the Independent Board Members reviewed the average fee rates that such Sub-Adviser charges for other clients. With respect to Wellington, the Independent Board Members considered such Sub-Adviser’s financial information for its advisory activities with respect to the applicable Nuveen funds.

NUVEEN	61

Annual Investment Management Agreement Approval Process (continued)

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fee paid by the Adviser to each Sub-Adviser, however, was generally for portfolio management services. With respect to NWQ and Symphony (the affiliated Sub-Advisers), the Board noted such sub-advisory fee was more comparable to the fees of retail wrap accounts and other external sub-advisory mandates. With respect to Security Capital, the Independent Board Members noted that such fee was reasonable in relation to the fees assessed other clients. The Independent Board Members also noted that the fees paid to Security Capital and Wellington (the unaffiliated Sub-Advisers) were the result of arm’s length negotiations.

Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Board concluded that such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

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In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Advisers from their relationship with the Nuveen funds. With respect to NWQ and Symphony, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. With respect to Security Capital, the Independent Board Members considered the Sub-Adviser’s revenues, expenses and profitability margins (pre-tax and after-tax) for its advisory activities with the applicable Nuveen funds for the 2015 and 2016 calendar years. With respect to Wellington, the Board reviewed the revenues, expenses and net income (pre-tax and after-tax) of the Sub-Adviser for the year ended December 31, 2016 and the revenues the Sub-Adviser received from each Nuveen fund it sub-advises for the 2014, 2015 and 2016 calendar years.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as the Fund grows and the extent to which these economies were shared with the Fund and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

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Annual Investment Management Agreement Approval Process (continued)

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Advisers and, in the case of NWQ, Symphony and Security Capital, such Sub-Advisers may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized NWQ, Symphony and Security Capital may benefit from soft dollar arrangements if they do not have to pay for this research out of their own assets, the Board also recognized that the research may benefit the Fund to the extent it enhances the ability of such Sub-Advisers to manage the Fund. With respect to Wellington, the Sub-Adviser has not participated in soft dollar arrangements with respect to Fund portfolio transactions.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

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Notes

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Notes

66	NUVEEN

Notes

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Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-B-0617D        243981-INV-B-08/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2017